UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – January 31, 2012

Energy Future Holdings Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	75-2669310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Intermediate Holding Company LLC

(Exact name of registrant as specified in its charter)

Texas	1-34544	26-1191638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Competitive Holdings Company

(Exact name of registrant as specified in its charter)

Texas	1-34543	75-1837355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 REGULATION FD DISCLOSURE

On January 31, 2012, in connection with the private offering described under Item 8.01 of this Current Report on Form 8-K, Energy Future Intermediate Holding Company LLC (“EFIH”) and EFIH Finance Inc. (“EFIH Finance”), both of which are wholly-owned subsidiaries of Energy Future Holdings Corp. (“EFH Corp.”), delivered to potential investors an offering memorandum (the “Offering Memorandum”) containing certain updated information with respect to EFIH, EFH Corp., Texas Competitive Electric Holdings Company LLC (“TCEH”) and Oncor Electric Delivery Holdings Company LLC (“Oncor Holdings”). The information included in Item 7.01 of this Current Report on Form 8-K is being provided to satisfy EFIH’s, EFH Corp.’s and Energy Future Competitive Holdings Company’s (“EFCH”) resulting public disclosure requirements under Regulation FD.

Sierra Club Matter

In January 2012, the Sierra Club filed a petition in Travis County, Texas District Court challenging the Texas Commission on Environmental Quality’s decision to issue permit amendments imposing limits on emissions during planned startup, shutdown, and maintenance activities at TCEH’s Big Brown, Monticello, Martin Lake, and Sandow Unit 4 facilities. Although TCEH cannot predict the outcome of this proceeding, it believes that the permit amendments are protective of the environment and in accordance with applicable law. There can be no assurance that the outcome of this matter would not result in an adverse impact on TCEH’s results of operations, liquidity, or financial condition.

Selected Preliminary Unaudited Financial Data for the Year Ended December 31, 2011

Management of EFIH, Oncor Holdings and EFH Corp. (collectively, the “Companies”) have prepared the respective selected preliminary financial data below in good faith based upon the most current information available to management. The Companies’ normal yearly closing and financial reporting processes with respect to such unaudited preliminary financial data have not been fully completed. As a result, the actual financial results could be different from such unaudited preliminary financial data. The Companies’ independent registered public accounting firm has not completed its audits for the year ended December 31, 2011, and has not performed any review procedures with respect to the unaudited preliminary financial data provided below, nor have they expressed any opinion or any other form of assurance on such information.

While the financial data provided is preliminary and subject to change, except for the potential effects of the impairment test discussed below, the Companies do not expect actual financial data for the year ended December 31, 2011 to vary materially from the corresponding preliminary amounts provided below.

The EFIH and Oncor Holdings unaudited preliminary financial data below has been prepared on a basis consistent with the consolidated financial statements for the year ended December 31, 2010 for EFIH and Oncor Holdings, respectively, which are included in EFIH’s Annual Report on Form 10-K for the year ended December 31, 2010 that it filed with the United States (“U.S.”) Securities and Exchange Commission (“SEC”) on February 18, 2011. The EFH Corp. unaudited preliminary financial data below has been prepared on a basis consistent with EFH Corp.’s consolidated financial statements for the year ended December 31, 2010, which are included in EFH Corp’s annual report on Form 10-K for the year ended December 31, 2010 that it filed with the SEC on February 18, 2011.

In accordance with accounting standards, the carrying value of goodwill (and certain other indefinite-lived intangible assets that are not subject to amortization) is reviewed annually, or more frequently if certain conditions exist, for impairment. Factors such as the economic climate, market conditions, including the market prices for electricity and natural gas and market heat rates, environmental regulations, and the condition of assets are considered when evaluating the carrying value of these assets for impairment purposes. The actual timing and amounts of any impairments depend on many sensitive, interrelated and uncertain variables. Natural gas prices trended downward in the fourth quarter of 2011, and the correlated effect in the Electric Reliability Council of Texas, Inc. (“ERCOT”) on wholesale power prices could have a material adverse impact on the overall profitability of EFH Corp.’s generation assets and result in an impairment charge. EFH Corp. management continues to evaluate the effect of declining wholesale power prices in ERCOT, due to lower natural gas prices, on the carrying value of goodwill and generation assets related to its Competitive Electric segment. This evaluation may ultimately result in the recording of a non-cash impairment charge as of December 31, 2011, which is currently not reflected in the unaudited preliminary financial data below for EFH Corp. Any impairment will result in a charge against earnings, which could cause a material adverse impact on EFH Corp.’s reported results of operations and financial condition.

EFIH Unaudited Preliminary Financial Data

Selected unaudited preliminary financial data for EFIH for the year ended December 31, 2011 and actual financial data for the year ended December 31, 2010 (amounts in millions) are provided in the table below:

	Year Ended
	December 31, 2011 (Preliminary)	December 31, 2010 (Actual)
Income (loss) before income taxes and equity in earnings of unconsolidated subsidiary	$204	$(106)
Equity in earnings of unconsolidated subsidiary (net of tax)	$286	$277
Net income	$417	$213
Adjusted EBITDA (per restricted payments covenant)	$1,639	$1,523

Set forth below is a reconciliation (amounts in millions) of net income to EBITDA and then to Adjusted EBITDA for the year ended December 31, 2011 (preliminary) and 2010 (actual). For more information on EBITDA and Adjusted EBITDA and why management believes Adjusted EBITDA is a useful measure, see note (a) below.

	Year Ended
	December 31, 2011 (Preliminary)	December 31, 2010 (Actual)
Net income	$417	$213
Income tax expense (benefit)	73	(42)
Interest expense and related charges	348	315
Depreciation and amortization	—	—

EBITDA (a)	838	$486
Oncor Holdings distributions	116	169
Interest income	(552)	(209)
Equity in earnings of unconsolidated subsidiary (net of tax)	(286)	(277)
Adjusted EBITDA per Incurrence Covenant	$116	$169
Add Oncor Adjusted EBITDA (reduced by Oncor Holdings distributions)	1,523	1,354

Adjusted EBITDA per Restricted Payments Covenant	$1,639	$1,523

(a)	EBITDA refers to earnings (net income) before interest expense, income taxes, depreciation and amortization. Adjusted EBITDA refers to EBITDA adjusted to exclude non-cash items, unusual items and other adjustments allowable under the indentures governing EFIH’s 9.75% Senior Secured Notes due 2019 (the “EFIH 9.75% Notes”), 10.000% Senior Secured Notes due 2020 (the “EFIH 10.000% Notes”) and 11% Senior Secured Second Lien Notes due 2021 (the “EFIH 11% Notes”). Adjusted EBITDA and EBITDA are not recognized terms under U.S. generally accepted accounting principles (“GAAP”) and, thus, are non-GAAP financial measures. EFIH is providing its Adjusted EBITDA solely because of the important role that Adjusted EBITDA plays in respect of certain covenants contained in the indentures governing the EFIH 9.75% Notes, the EFIH 10.000% Notes and the EFIH 11% Notes. EFIH does not intend for Adjusted EBITDA (or EBITDA) to be an alternative to net income as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP. Additionally, EFIH does not intend for Adjusted EBITDA (or EBITDA) to be used as a measure of free cash flow available for management’s discretionary use, as the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements. Because not all companies use identical calculations, EFIH’s presentation of Adjusted EBITDA (and EBITDA) may not be comparable to similarly titled measures of other companies.

Oncor Holdings Unaudited Preliminary Financial Data

Selected unaudited preliminary financial data for Oncor Holdings for the year ended December 31, 2011 and actual financial data for the year ended December 31, 2010 (amounts in millions) are provided in the table below:

	Year Ended
	December 31, 2011 (Preliminary)	December 31, 2010 (Actual)
Total operating revenues	$3,118	$2,914
Operating income	$693	$655
Net income	$360	$347
Net income attributable to Oncor Holdings	$286	$277

EFH Corp. Unaudited Preliminary Financial Data

Selected unaudited preliminary financial data for EFH Corp. for the year ended December 31, 2011 and actual financial data for the year ended December 31, 2010 (amounts in millions) are provided in the table below:

	Year Ended
	December 31, 2011 (Preliminary)	December 31, 2010 (Actual)
Operating revenues	$7,040	$8,235
Net loss (a)	$(1,913)	$(2,812)
EFH Corp. Adjusted EBITDA (per restricted payments covenant)	$5,036	$5,240

(a)	As discussed above, net loss does not include any non-cash impairment charge that could result from EFH Corp.’s goodwill impairment testing as of December 31, 2011.

Set forth below is a reconciliation (amounts in millions) of net loss to EBITDA and then to EFH Corp. Adjusted EBITDA for the years ended December 31, 2011 (preliminary) and 2010 (actual). For more information on EBITDA and Adjusted EBITDA and why management believes Adjusted EBITDA is a useful measure, see note (b) below.

	Year Ended
	December 31, 2011 (Preliminary)	December 31, 2010 (Actual)
Net loss (a)	$(1,913)	$(2,812)
Income tax expense (benefit)	(1,134)	389
Interest expense and related charges	4,294	3,554
Depreciation and amortization	1,499	1,407

EBITDA (a)(b)	2,746	$2,538
Oncor Holdings distributions	116	169
Interest income	(2)	(10)
Amortization of nuclear fuel	142	140
Purchase accounting adjustments (c)	204	210
Impairment of goodwill (a)	—	4,100
Impairment and write down of assets (a) (d)	433	15
Net gain on debt exchange offers	(51)	(1,814)
Equity in earnings of unconsolidated subsidiary	(286)	(277)
EBITDA amount attributable to consolidated unrestricted subsidiaries	—	1
Unrealized net (gain) loss resulting from hedging transactions	(58)	(1,221)
Amortization of “day one” net loss on Sandow 5 power purchase agreement	—	(22)
Noncash compensation expense (e)	13	18
Severance expense	7	4
Transition and business optimization costs (f)	39	4
Transaction and merger expenses (g)	37	48
Restructuring and other (h)	73	(117)
Expenses incurred to upgrade or expand a generation station (i)	100	100

Adjusted EBITDA per Incurrence Covenant	$3,513	$3,886
Add Oncor Adjusted EBITDA (reduced by Oncor Holdings distributions)	1,523	1,354

Adjusted EBITDA per Restricted Payments Covenant	$5,036	$5,240

(a)	Does not reflect the effects of any non-cash impairment charge that could result from EFH Corp.’s goodwill impairment testing as of December 31, 2011 discussed above.
(b)	EBITDA refers to earnings (net income) before interest expense, income taxes, depreciation and amortization. Adjusted EBITDA refers to EBITDA adjusted to exclude non-cash items, unusual items and other adjustments allowable under certain of EFH Corp.’s debt arrangements. Adjusted EBITDA and EBITDA are not recognized terms under GAAP and, thus, are non-GAAP financial measures. EFH Corp. is providing its Adjusted EBITDA solely because of the important role that Adjusted EBITDA plays in respect of certain covenants contained in its debt arrangements. EFH Corp. does not intend for Adjusted EBITDA (or EBITDA) to be an alternative to net income as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP. Additionally, EFH Corp. does not intend for Adjusted EBITDA (or EBITDA) to be used as a measure of free cash flow available for management’s discretionary use, as the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements. Because not all companies use identical calculations, EFH Corp.’s presentation of Adjusted EBITDA (and EBITDA) may not be comparable to similarly titled measures of other companies.
(c)	Purchase accounting adjustments include amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped up value of nuclear fuel. Also include certain credits and gains on asset sales not recognized in net income due to purchase accounting.

(d)	Impairment of assets in 2011 includes impairment of emission allowances and certain mining assets due to EPA rule issued in July 2011.
(e)	Noncash compensation expenses represent amounts recorded under stock-based compensation accounting standards and exclude capitalized amounts.
(f)	Transition and business optimization costs include certain incentive compensation expenses, as well as professional fees and other costs related to generation plant reliability and supply chain efficiency initiatives.
(g)	Transaction and merger expenses primarily represent Sponsor Group management fees.
(h)	Restructuring and other includes gains on termination of a long-term power sales contract and settlement of amounts due from a hedging/trading counterparty, and fees related to the April 2011 amendment and extension of TCEH’s senior secured credit facilities.
(i)	Expenses incurred to upgrade or expand a generation station reflect noncapital outage costs.

Additional Risk Factor Information

The Offering Memorandum also included the risk factor information contained in Exhibit 99.1 hereto, which exhibit is incorporated by reference into this Item 7.01.

Item 8.01 OTHER EVENTS.

On January 31, 2012, EFIH and EFIH’s direct, wholly-owned subsidiary, EFIH Finance, both of which are wholly-owned subsidiaries of EFH Corp., issued a press release announcing the commencement of a private offering for $400 million principal amount of Senior Secured Second Lien Notes due 2022 (the “Notes”). A copy of the press release is filed as Exhibit 99.2.

Neither this Form 8-K nor the press release shall constitute an offer to sell, or the solicitation of an offer to buy, any of the Notes, nor shall there be any sale of the Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. The Notes have not been registered under the Securities Act of 1933 (the “Securities Act”) or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements of the Securities Act and applicable state securities laws. The Notes will be offered inside the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to persons outside the United States in reliance on Regulation S under the Securities Act.

Forward-Looking Statements

The information set forth in this report and in Exhibits 99.1 and 99.2 contains forward-looking statements, which are subject to various risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations. All statements, other than statements of historical facts, that are included in this current report that address activities, events or developments that EFH Corp., EFIH or EFCH expect or anticipate to occur in the future (often, but not always, through the use of words or phrases such as “will likely result,” “do not expect to,” “could,” “will continue,” “is anticipated,” “estimated,” “projection,” “target,” “goal,” “objective,” and “outlook”), are forward-looking statements. Although EFH Corp., EFIH and EFCH believe that in making any such forward-looking statement their expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and is qualified in its entirety by reference to the discussion of risk factors in EFH Corp.’s, EFIH’s and EFCH’s reports filed with the SEC (including the sections entitled “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Forward-Looking Statements” contained therein).

ITEM 9.01. EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

99.1	Risk Factors.

99.2	Press release dated January 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

/s/ Stanley J. Szlauderbach
Name: Stanley J. Szlauderbach
Title: Senior Vice President and Controller

ENERGY FUTURE INTERMEDIATE HOLDING COMPANY LLC

/s/ Stanley J. Szlauderbach
Name: Stanley J. Szlauderbach
Title: Senior Vice President and Controller

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY

/s/ Stanley J. Szlauderbach
Name: Stanley J. Szlauderbach
Title: Senior Vice President and Controller

Dated: January 31, 2012